UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Select Utility Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT UTILITY FUND, INC.

February 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2006. The net asset value at that date was $28.45 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at year end, the fund's closing price on the NYSE was $24.48. The total return, including income, for Cohen & Steers Select Utility Fund and the comparative benchmarks were:

	Six Months Ended 12/31/06	Year Ended 12/31/06
Cohen & Steers Select Utility Fund at Market Value[a]	23.24%	30.13%
Cohen & Steers Select Utility Fund at Net Asset Value[a]	20.25%	27.30%
S&P 1500 Utilities Index[b]	15.48%	21.48%
S&P 500 Index[b]	12.75%	15.80%
Blend- 80% S&P 1500 Utilities Index, 20% Merrill Lynch Fixed Rate Preferred Index[b]	14.08%	18.74%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

A long-term capital gains distribution of $0.33 per common share was declared for shareholders of record on December 26, 2006 and was paid on December 29, 2006.

Three monthly dividends of $0.1025 per common share were declared and will be paid to common shareholders on January 31, 2007, February 28, 2007 and March 30, 2007.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 81 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

COHEN & STEERS SELECT UTILITY FUND, INC.

Investment Review

Utility stocks performed well in 2006, both in absolute terms and compared with the broader U.S. equity markets. Investors found appeal in utilities' continued strong earnings growth and relatively high dividend yields. This was especially the case in the second half of the year, when economic data seemed to confirm that a mid-cycle economic slowdown was well underway, placing a premium on the group's defensive characteristics.

There remained headwinds, to be sure, notably the regulatory and political risk associated with relatively high retail energy prices. A visible example of such risk occurred in September, when the proposed merger between Chicago-based Exelon Corp. and New Jersey-based Public Service Enterprise Group—which would have created the nation's largest utility—fell apart after 18 months of negotiations.

Deregulation at home and abroad

That aside, there were several smaller acquisitions among utilities during 2006, as part of a trend we think will accelerate in the wake of favorable legislation passed in 2005. Consolidation is on the rise internationally as well. In Europe, merger activity rose significantly in 2006, with utilities keen to gain market share as energy markets open to more competition. In a recent example, Iberdrola, Spain's second-largest power company, agreed to acquire ScottishPower (a fund holding) in November.

Leverage and stock selection aid performance

The fund's leveraged capital structure contributed to its outperformance versus its unleveraged benchmark. From a stock selection perspective, the fund's electric utilities and integrated telecommunications holdings aided performance, while its holdings in the gas utilities and independent power producers industries underperformed.

Preferred securities recover

The environment for preferreds was favorable in absolute terms, with the Merrill Lynch Fixed Rate Preferred Index up 8.1% in 2006. After a shaky first half when inflation and Fed tightening were primary concerns, preferreds ended the year on a high note as economic growth slowed, inflation moderated and bond yields fell from 5.25% in July to 4.7% at year end, as measured by the 10-year Treasury yield. The fund maintained an allocation to preferred securities, in order to enhance potential income and provide some stability. We continued to pursue a high-income, low volatility strategy, but repositioned our preferred allocation somewhat to take a more aggressive posture in a declining interest rate environment.

Investment Outlook

Above-average earnings growth potential

Our view on utilities remains generally favorable, starting with a supportive pricing backdrop. While natural gas prices declined significantly in 2006, energy prices in general have remained high relative to historical levels, and current natural gas futures contracts indicate firmer long-term pricing. In part because of this, we expect the

COHEN & STEERS SELECT UTILITY FUND, INC.

earnings backdrop for utilities to stay healthy, with 11% earnings growth estimated for the sector in 2007, well above the historical average. The group's current valuation, meanwhile, stands at 15.4 times forward earnings, which is modestly above its historical average. However, we view this premium as justified, given our expectation of above-average utility earnings growth over the next three years.

Looking forward, one factor that should support earnings is the replacement of below-market pricing contracts, as they expire, with more profitable contracts. Low-cost generators with excess production to sell would especially benefit in that environment.

Accelerating upgrade investment

In addition, utilities are entering a new phase of investments aimed at upgrading the power infrastructure, which will include building new long-distance electricity transmission lines and new power plants. According to an Edison Electric Institute survey, annual transmission infrastructure investment through the end of the decade is estimated to approach three times its historical average levels.

The incremental capital expenditures could add to the appeal of utilities for two reasons. One, if the broadly constructive regulatory environment that exists today continues—and despite ongoing political risks, we believe it will—utilities have potential to earn attractive returns on these investments. This could provide utilities with relatively stable and visible earnings growth. Second, the necessary infrastructure commitment should be largely independent of economic growth, bolstering the argument that utilities may be less economically sensitive.

An eye on political risk

While we believe these factors should benefit utilities as a group, we acknowledge the regulated nature of the industry and its associated political risks. For example, given high energy prices, customers are likely to seek relief from rising electric rates, whether such increases are due to the passing along of higher commodity costs or funding new infrastructure investments. We expect rate increases to be phased in and we will continue to monitor developments closely.

We will continue to focus on attractively valued electric and natural gas utilities with good earnings and dividend growth potential. This includes companies that stand to benefit from M&A activity, utilities with compelling fundamentals in the wholesale power market and companies with regulated rate-base growth opportunities associated with infrastructure investments.

COHEN & STEERS SELECT UTILITY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS SELECT UTILITY FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2006, AMPS represented 32% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 51% of our borrowings at an average interest rate of 4.1% for an average remaining period of 2.3 years (when we first entered into the swaps, the average term was 4.6 years). By locking in a significant portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	32%
% Fixed Rate	51%
% Variable Rate	49%
Weighted Average Rate on Swaps	4.1%
Weighted Average Term on Swaps	2.3 years
Current Rate on AMPS	5.2%

a  Data as of December 31, 2006. Information subject to change.

COHEN & STEERS SELECT UTILITY FUND, INC.

DECEMBER 31, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
Duke Energy Corp.	$145,264,791	8.1%
Exelon Corp.	104,356,690	5.8
Southern Co.	75,655,150	4.2
PG&E Corp.	72,935,530	4.1
Ameren Corp.	72,395,802	4.0
Entergy Corp.	69,346,168	3.9
TXU Corp.	67,231,242	3.7
FPL Group	63,508,140	3.5
Equitable Resources	58,971,875	3.3
Consolidated Edison	52,502,054	2.9

a  Top ten holdings are determined on the basis of the value of individual securities held.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

		Number of Shares	Value
COMMON STOCK	118.4%
ENERGY	3.6%
OIL & GAS EQUIPMENT & SERVICES	0.2%
Universal Compression Partners LPa		105,000	$2,819,250
OIL & GAS REFINING & MARKETING	2.3%
Duke Energy Income Fund (Canada) (Note 2)		783,850	6,990,559
Duke Energy Income Fund, 144Ab (Canada) (Note 2)		272,000	2,425,760
Williams Partners LP		192,500	7,449,750
Williams Partners LP, 144Ab,c		309,000	11,360,385
			28,226,454
OIL & GAS STORAGE & TRANSPORTATION	1.1%
DCP Midstream Partners LP		222,000	7,670,100
Magellan Midstream Holdings LP		39,800	887,540
Teekay LNG Partners LP		110,400	3,677,424
Teekay Offshore Partners LPa		47,300	1,246,828
			13,481,892
TOTAL ENERGY			44,527,596
TELECOMMUNICATIONS SERVICES	3.7%
INTEGRATED TELECOMMUNICATIONS SERVICES	3.7%
Citizens Communications Co.		2,030,000	29,171,100
Fairpoint Communications		855,000	16,202,250
			45,373,350
UTILITIES	111.1%
ELECTRIC UTILITIES	52.9%
Cleco Corp.		246,400	6,216,672
DPL		209,700	5,825,466
E.ON AG (ADR)		953,916	43,107,464
Edison International		928,300	42,219,084
Entergy Corp.		751,150	69,346,168
Exelon Corp.		1,686,164	104,356,690
FirstEnergy Corp.		836,800	50,459,040
FPL Group		1,167,000	63,508,140

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
Hawaiian Electric Industries		466,700	$12,670,905
ITC Holdings Corp.		290,800	11,602,920
Northeast Utilities		377,500	10,630,400
Pepco Holdings		1,409,200	36,653,292
Pinnacle West Capital Corp.		792,600	40,176,894
PPL Corp.		808,300	28,969,472
Progress Energy		605,750	29,730,210
Scottish and Southern Energy PLC (United Kingdom)		396,930	12,077,521
Southern Co.		2,052,500	75,655,150
TECO Energy		467,900	8,061,917
			651,267,405
GAS UTILITIES	5.9%
AGL Resources		187,100	7,280,061
Atmos Energy Corp.		210,500	6,717,055
Equitable Resources		1,412,500	58,971,875
			72,968,991
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	17.2%
Duke Energy Corp.		4,374,128	145,264,791
TXU Corp.		1,240,200	67,231,242
			212,496,033
MULTI UTILITIES	35.1%
Ameren Corp.		1,347,400	72,395,802
Consolidated Edison		1,092,200	52,502,054
Dominion Resources		414,600	34,760,064
DTE Energy Co.		921,500	44,609,815
Energy East Corp.		80,400	1,993,920
NiSource		159,000	3,831,900
NSTAR		346,339	11,900,208
PG&E Corp.		1,541,000	72,935,530
Public Service Enterprise Group		651,400	43,239,932
RWE AG (Germany)		81,479	8,980,956
Sempra Energy		200,000	11,208,000

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
United Utilities PLC (United Kingdom)		840,651	$12,838,764
Vectren Corp.		443,067	12,529,935
Xcel Energy		2,112,500	48,714,250
			432,441,130
TOTAL UTILITIES			1,369,173,559
TOTAL COMMON STOCK (Identified cost—$1,046,996,540)			1,459,074,505
PREFERRED SECURITIES—CAPITAL SECURITIES	5.8%
AUTO—FOREIGN	0.4%
Porsche International Finance PLC, 7.20%		5,000,000	5,048,750
BANK	0.4%
Washington Mutual Preferred Funding Cayman, 7.25%, Series A-1, 144Ab		5,250,000	5,238,917
DIVERSIFIED FINANCIAL SERVICES	1.3%
Old Mutual Capital Funding, 8.00%, (Eurobond)		14,850,000	15,481,125
ELECTRIC UTILITIES	0.5%
DPL Capital Trust II, 8.125%		3,000,000	3,390,000
Entergy Louisiana LLC, 6.95%, 144Ab		30,000	3,060,000
			6,450,000
FINANCE	0.3%
Capital One Capital III, 7.686%, due 8/15/36		3,500,000	3,976,431
FOOD	0.9%
Dairy Farmers of America, 7.875%, 144Ab,c		60,000	5,866,560
Gruma S.A., 7.75%, 144Ab		5,000,000	5,175,000
			11,041,560
INSURANCE—MULTI-LINE	1.0%
AFC Capital Trust I, 8.207%, Series B		7,000,000	7,273,973
Liberty Mutual Insurance, 7.697%, 144Ab		5,000,000	5,133,715
			12,407,688

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Embarq Corp., 7.995%		3,000,000	$3,130,923
INVESTMENT BANKER/BROKER	0.2%
JP Morgan Chase Capital XVIII, 6.95%, Series R		2,000,000	2,170,440
OIL—EXPLORATION AND PRODUCTION	0.5%
Pemex Project Funding Master Trust, 7.75%		6,000,000	6,253,500
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$69,257,766)			71,199,334
PREFERRED SECURITIES—$25 PAR VALUE	16.3%
BANK	2.9%
Bank of America Corp., 6.204%, Series D		140,000	3,626,000
Bank of America Corp., 5.718%, Series E (FRN)		160,000	3,992,000
Chevy Chase Bank, 8.00%, Series C		92,500	2,424,425
Countrywide Capital V, 7.00%		313,000	7,887,600
First Republic Bank, 6.70%, Series A		118,700	3,068,395
HSBC USA, 6.50%, Series H		100,000	2,660,000
KeyCorp Capital IX, 6.75%		75,000	1,893,000
Sovereign Bancorp, 7.30%, Series C		200,000	5,572,000
Sovereign Capital Trust V, 7.75%		80,000	2,140,000
Zions Bancorporation, 5.87%, Series A (FRN)		100,000	2,520,000
			35,783,420
BANK—FOREIGN	0.1%
Northern Rock PLC, 8.00%, Series A		45,000	1,129,680
FINANCE	0.2%
Goldman Sachs Group, 6.116%, Series D (FRN)		80,000	2,072,000
INSURANCE	0.2%
Arch Capital Group Ltd., 8.00%		60,000	1,587,000
Aspen Insurance Holdings Ltd., 7.401%, Series A		60,000	1,536,000
			3,123,000

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
MEDIA—DIVERSIFIED SERVICES	0.4%
Comcast Corp., 7.00%		180,000	$4,649,400
Liberty Media Corp., 8.75%, due 2/1/30 (PPLUS)		13,800	356,730
			5,006,130
REAL ESTATE	11.1%
DIVERSIFIED	2.2%
Colonial Properties Trust, 7.62%, Series E		49,500	1,253,835
Digital Realty Trust, 8.50%, Series A		56,000	1,455,440
Forest City Enterprises, 7.375%, Class A		80,800	2,082,216
iStar Financial, 7.875%, Series E		320,700	8,266,042
iStar Financial, 7.80%, Series F		132,000	3,405,600
iStar Financial, 7.65%, Series G		125,000	3,200,000
iStar Financial, 7.50%, Series I		113,940	2,900,343
LBA Realty Fund LP, 7.625%, Series B		139,750	2,829,938
Lexington Corporate Properties Trust, 8.05%, Series B		75,000	1,917,000
			27,310,414
HEALTH CARE	1.7%
Health Care REIT, 7.875%, Series D		72,550	1,879,045
Health Care REIT, 7.625%, Series Fd		218,800	5,660,356
LTC Properties, 8.00%, Series F		547,713	13,774,982
			21,314,383
HOTEL	1.0%
Ashford Hospitality Trust, 8.55%, Series A		156,500	4,050,220
Equity Inns, 8.75%, Series B		75,900	1,998,067
Host Hotels & Resorts, 8.875%, Series E		100,000	2,659,000
Innkeepers USA Trust, 8.00%, Series C		149,500	3,768,895
			12,476,182

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
MORTGAGE	0.2%
Newcastle Investment Corp., 8.05%, Series C		80,000	$2,044,000
OFFICE	3.1%
Alexandria Real Estate Equities, 8.375%, Series C		514,000	13,446,240
Brandywine Realty Trust, 7.50%, Series C		75,819	1,924,286
Corporate Office Properties Trust, 8.00%, Series G		38,486	1,000,636
Maguire Properties, 7.625%, Series A		273,526	6,764,298
SL Green Realty Corp., 7.625%, Series C		247,000	6,328,140
SL Green Realty Corp., 7.875%, Series D		347,333	9,021,975
			38,485,575
OFFICE/INDUSTRIAL	0.8%
PS Business Parks, 7.00%, Series H		75,700	1,926,565
PS Business Parks, 6.875%, Series I		54,950	1,379,245
PS Business Parks, 7.95%, Series K		252,000	6,678,000
			9,983,810
RESIDENTIAL—APARTMENT	0.4%
Apartment Investment & Management Co., 7.75%, Series U		30,000	765,600
Apartment Investment & Management Co., 8.00%, Series V		87,000	2,235,900
Apartment Investment & Management Co., 7.875%, Series Y		93,000	2,371,500
			5,373,000
SHOPPING CENTER	1.7%
COMMUNITY CENTER	1.3%
Cedar Shopping Centers, 8.875%, Series A		250,000	6,657,500
Developers Diversified Realty Corp., 7.50%, Series I		302,000	7,673,820
Saul Centers, 8.00%, Series A		67,500	1,742,850
			16,074,170
REGIONAL MALL	0.4%
CBL & Associates Properties, 7.75%, Series C		126,931	3,257,049
Mills Corp., 9.00%, Series C		16,000	369,280
Mills Corp., 8.75%, Series E		4,900	112,994

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
Taubman Centers, 8.00%, Series G		25,000	$657,500
			4,396,823
TOTAL SHOPPING CENTER			20,470,993
TOTAL REAL ESTATE			137,458,357
TELECOMMUNICATION SERVICES	0.3%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		53,800	1,348,766
United States Cellular Corp., 7.50%, due 6/15/34		70,000	1,802,500
			3,151,266
UTILITIES	1.1%
ELECTRIC UTILITIES	0.9%
Entergy Corp., 7.625% ($50 par value)		40,200	2,391,096
Entergy Arkansas, 6.45%		79,000	2,000,873
PPL Electric Utilities Corp., 6.25%		240,000	6,060,000
			10,451,969
GAS UTILITIES	0.2%
Southern Union Co., 7.55%, Series A		100,000	2,550,000
TOTAL UTILITIES			13,001,969
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$193,479,665)			200,725,822
		Principal Amount
CORPORATE BONDS	3.7%
GAS UTILITIES	0.4%
Southern Union Co., 7.20%, due 11/1/66, (FRN)		$5,000,000	4,953,800
INDEPENDENT POWER PRODUCER	0.2%
NRG Energy, 7.375%, due 1/15/17		2,500,000	2,512,500
INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
Citizens Communications Co, 9.00%, due 8/15/31		7,550,000	8,229,500

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Principal Amount	Value
MEDIA	1.0%
Cablevision Systems Corp., 8.00%, due 4/15/12		$3,100,000	$3,061,250
Rogers Cable, 8.75%, due 5/1/32		7,000,000	8,540,000
			11,601,250
MULTI UTILITIES	0.6%
Dominion Resources, 7.50%, due 6/30/66		5,000,000	5,385,420
Dominion Resources Capital Trust I, 7.83%, due 12/1/27		2,000,000	2,084,808
			7,470,228
OIL & GAS REFINING & MARKETING	0.2%
Williams Partners LP, 7.25%, due 2/1/17, 144Ab		2,500,000	2,562,500
OIL & GAS STORAGE & TRANSPORTATION	0.3%
Williams Cos. (The), 7.75%, due 6/15/31		3,000,000	3,165,000
SPECIAL PURPOSE ENTITY	0.2%
Valor Telecom Enterprise, 7.75%, due 2/15/15		2,750,000	2,973,437
WIRELESS TELECOMMUNICATIONS SERVICES	0.1%
Rogers Wireless Communications, 7.50%, due 3/15/15, 144Ab		1,400,000	1,526,000
TOTAL CORPORATE BONDS (Identified cost—$42,834,241)			44,994,215
COMMERCIAL PAPER	1.3%
San Paolo U.S. Finance Co., 4.15%, due 1/2/07 (Identified cost—$16,429,106)		16,431,000	16,429,106
TOTAL INVESTMENTS (Identified cost—$1,368,997,318)	145.5%		1,792,422,982
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5%		6,884,460
LIQUIDATION VALUE OF PREFERRED SHARES		(46.0)%	(567,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $28.45 per share based on 43,320,750 shares of capital stock outstanding)		100.0%	$1,232,307,442

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt

FRN	Floating Rate Note

PPLUS	Preferred Plus Trust

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  Non-income producing security.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.4% of net assets applicable to common shares.

c  Fair valued security. Aggregate holdings equal 1.4% of net assets applicable to common shares.

d  40,000 shares segregated as collateral for interest rate swap transactions.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:
Investments in securities, at value (Identified cost—$1,359,304,229)	$1,783,006,663
Investments in affiliate (Identified cost—$9,693,089)	9,416,319
Dividends and interest receivable	6,855,607
Unrealized appreciation on interest rate swap transactions	5,426,087
Receivable for investment securities sold	131,639
Dividends receivable from affiliate	53,872
Other assets	54,138
Total Assets	1,804,944,325
LIABILITIES:
Payable for dividends declared on common shares	3,073,025
Payable for dividends declared on preferred shares	1,114,779
Payable to investment manager	998,973
Unrealized depreciation on interest rate swap transactions	150,461
Payable to administrator	73,203
Payable for directors' fees	2,190
Other liabilities	224,252
Total Liabilities	5,636,883
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 2,680 shares issued and outstanding)	67,000,000
Auction market preferred shares, Series TH28, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
567,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,232,307,442

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2006

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 43,320,750 shares issued and outstanding)	$805,295,748
Dividends in excess of net investment income	(1,419,237)
Accumulated net realized loss	(270,438)
Net unrealized appreciation	428,701,369
$1,232,307,442
NET ASSET VALUE PER COMMON SHARE:
($1,232,307,442 ÷ 43,320,750 shares outstanding)	$28.45
MARKET PRICE PER COMMON SHARE	$24.48
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(13.95)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

Investment Income:
Dividend income (net of $603,234 of foreign withholding tax)	$70,970,592
Dividend income from affiliate (net of $107,867 of foreign withholding tax)	611,244
Interest income	7,796,685
Total Income	79,378,521
Expenses:
Investment management fees	14,213,028
Preferred remarketing fee	1,417,499
Administration fees	1,083,105
Professional fees	216,325
Reports to shareholders	189,246
Custodian fees and expenses	172,862
Directors' fees and expenses	47,839
Transfer agent fees and expenses	20,636
Miscellaneous	180,768
Total Expenses	17,541,308
Reduction of Expenses	(3,344,242)
Net Expenses	14,197,066
Net Investment Income	65,181,455
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	17,196,009
Investments in affiliates	4,690
Foreign currency transactions	(26,708)
Interest rate swap transactions	2,597,857
Net realized gain	19,771,848
Net change in unrealized appreciation on:
Investments	205,457,673
Investments in affiliates	(846,197)
Foreign currency translations	30,824
Interest rate swap transactions	(128,909)
Net change in unrealized appreciation	204,513,391
Total net realized and unrealized gain on investments	224,285,239
Net Increase Resulting from Operations	289,466,694
Less Dividends and Distributions to Preferred Shareholders	(27,547,196)
Net Increase in Net Assets from Operations Applicable to Common Shares	$261,919,498

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$65,181,455	$61,619,239
Net realized gain	19,771,848	271,984
Net change in unrealized appreciation	204,513,391	73,802,060
Net increase resulting from operations	289,466,694	135,693,283
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(21,929,118)	(16,122,694)
Net realized gain on investments	(5,618,078)	(582,264)
Total dividends and distributions to preferred shareholders	(27,547,196)	(16,704,958)
Net increase in net assets from operations applicable to common shares	261,919,498	118,988,325
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(45,703,317)	(44,463,952)
Net realized gain on investments	(11,938,415)	(1,483,417)
Tax return of capital	(9,613,744)	(4,088,097)
Total dividends and distributions to common shareholders	(67,255,476)	(50,035,466)
Capital Stock Transactions:
Increase in net assets from preferred share offering cost adjustment	76,625	310,222
Decrease in net assets from underwriting commissions and offering expenses from issuance of preferred shares	—	(1,109,025)
Net increase (decrease) in net assets from capital stock transactions	76,625	(798,803)
Total increase in net assets applicable to common shares	194,740,647	68,154,056
Net Assets Applicable to Common Shares:
Beginning of year	1,037,566,795	969,412,739
End of year[a]	$1,232,307,442	$1,037,566,795

a  Includes dividends in excess of net investment income of $1,419,237 and $1,167,021, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,		For the Period March 30, 2004[a] through
Per Share Operating Performance:	2006	2005	December 31, 2004
Net asset value per common share, beginning of period	$23.95	$22.38	$19.10
Income from investment operations:
Net investment income	1.56	1.42 [b]	0.85 [b]
Net realized and unrealized gain	5.13	1.72	3.36
Total income from investment operations	6.69	3.14	4.21
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.51)	(0.37)	(0.12)
Net realized gain on investments	(0.13)	(0.02)	(0.00)[c]
Total dividends and distributions to preferred shareholders	(0.64)	(0.39)	(0.12)
Total from investment operations applicable to common shares	6.05	2.75	4.09
Less: Offering costs charged to paid-in capital—common shares	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	(0.02)	(0.14)
Anti-dilutive effect of common share offering	—	—	0.05
Preferred share offering cost adjustment	0.00 [c]	—	—
Total offering and organization costs	0.00	(0.02)	(0.13)
Less dividends and distributions to common shareholders from:
Net investment income	(1.05)	(1.03)	(0.67)
Net realized gain on investments	(0.28)	(0.04)	(0.01)
Tax return on capital	(0.22)	(0.09)	(0.00)[c]
Total dividends and distributions to common shareholders	(1.55)	(1.16)	(0.68)
Net increase in net asset value	4.50	1.57	3.28
Net asset value, per common share, end of period	$28.45	$23.95	$22.38
Market value, per common share, end of period	$24.48	$20.16	$19.82
Net asset value total return[d]	27.30%	13.16%	21.57%[e]
Market value return[d]	30.13%	7.55%	2.82%[e]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,		For the Period March 30, 2004[a] through
Ratios/Supplemental Data:	2006	2005	December 31, 2004
Net assets applicable to common shares, end of period (in millions)	$1,232.3	$1,037.6	$969.4
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g]	1.59%	1.55%	1.51%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	1.28%	1.26%	1.22%[f]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	5.60%	5.72%	5.33%[f]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	5.90%	6.02%	5.62%[f]
Ratio of expenses to average daily managed assets (before expense reduction)[g,h]	1.05%	1.05%	1.06%[f]
Ratio of expenses to average daily managed assets (net of expense reduction)[g,h]	0.85%	0.85%	0.86%[f]
Portfolio turnover rate	15%	23%	14%[e]
Preferred Shares:
Liquidation value, end of period (in 000's)	$567,000	$567,000	$492,000
Total shares outstanding (in 000's)	23	23	20
Asset coverage ratio	317%	283%	297%
Asset coverage per share	$79,335	$70,748	$74,259
Liquidation preference per share	$25,000	$25,000	$25,000
Average market value per share[i]	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Less than $0.005 per share.

d  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

e  Not annualized.

f  Annualized.

g  Ratios do not reflect dividend payments to preferred shareholders.

h  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is a high level of after-tax total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2006, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees And Other Transactions With Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the year ended December 31, 2006, the investment manager waived its fee at the annual rate of 0.20%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the year ended December 31, 2006, the fund incurred $834,424 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $10,272 from the fund for the year ended December 31, 2006.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Investments in affiliates: An affiliate company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions and period end holdings with such companies during the year ended December 31, 2006 were as follows:

Unrealized Realized Issuer Shares Held	Value	Depreciation	Income	Gain
Duke Energy Income Fund 783,850	$6,990,559	$(202,396)	$477,231	$—
Duke Energy Income Fund, 144A 272,000	2,425,760	(74,374)	134,013	4,690
	$9,416,319	$(276,770)	$611,244	$4,690

During the year ended December 31, 2006, the fund purchased Duke Energy Income Fund and Duke Energy Income Fund, 144A in the aggregate amounts of $59,137 and $754,692, respectively, and sold Duke Energy Income Fund, 144A in the aggregate amount of $759,382.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2006, totaled $253,972,326 and $252,966,600, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2006	2005
Ordinary income	$71,463,267	$60,495,794
Long-term capital gains	13,725,661	2,156,533
Tax return of capital	9,613,744	4,088,097
Total dividends and distributions	$94,802,672	$66,740,424

As of December 31, 2006, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$424,655,913
Gross unrealized depreciation	(1,527,787)
Net unrealized appreciation	$423,128,126
Cost for federal income tax purposes	$1,369,294,856

As of December 31, 2006, the fund had temporary book/tax differences primarily attributable to timing differences on fund dividends and wash sales on portfolio securities and permanent book/tax differences primarily

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

attributable to differing treatment of interest rate swaps. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $16,591, accumulated net realized loss was charged $2,215,355 and distributions in excess of net investment income was credited $2,198,764.

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2006 and December 31, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

During the years ended December 31, 2006 and December 31, 2005, adjustments of $76,625 and $310,222, respectively, were credited to common stock for differences between estimated and actual preferred offering costs.

On December 16, 2005, the fund issued 3,000 auction market preferred shares, Series TH7 (par value $0.001). Proceeds paid to the fund amounted to $73,890,975 after deduction of underwriting commissions and offering expenses of $1,109,025. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at December 31, 2006 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (rate reset monthly) Receivable	Termination Date	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Derivative Products AG	$40,000,000	3.823%	5.326%	June 1, 2008	$755,861
Merrill Lynch Derivative Products AG	$35,000,000	4.085%	5.350%	May 27, 2009	736,621
Merrill Lynch Derivative Products AG	$40,000,000	3.995%	5.350%	July 7, 2009	989,916
Royal Bank of Canada	$35,000,000	3.890%	5.350%	May 19, 2008	590,384
Royal Bank of Canada	$30,000,000	4.078%	5.326%	June 1, 2009	666,326
UBS AG	$32,500,000	3.978%	5.350%	June 17, 2008	532,366
UBS AG	$25,000,000	4.550%	5.350%	April 4, 2010	329,782
UBS AG	$32,000,000	4.153%	5.350%	May 26, 2010	824,831
UBS AG	$20,000,000	5.224%	5.350%	Feb 20, 2010	(150,461)
					$5,275,626

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2006.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 no later than June 29, 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements.

Note 8. Subsequent Event

On February 14, 2007, the fund issued 3,400 auction market preferred shares, Series T7-2 (par value $0.001). Proceeds paid to the fund amounted to $83,925,000 after deduction of underwriting commmissions and offering expenses of $1,075,000. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

COHEN & STEERS SELECT UTILITY FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Cohen & Steers Select Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Select Utility Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2007

COHEN & STEERS SELECT UTILITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2006) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (3/30/04)	One Year	Since Inception (3/30/04)
27.30%	22.56%	30.13%	14.07%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quote. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

TAX INFORMATION—2006 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $61,738,877. Additionally, 83.62% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the fund designates a long-term capital gain distribution of $13,280,854 at the 15% rate and $444,807 at the 25% rate or maximum allowable.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares

COHEN & STEERS SELECT UTILITY FUND, INC.

of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with of the NYSE's Corporate Governance listing

COHEN & STEERS SELECT UTILITY FUND, INC.

standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

*  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS SELECT UTILITY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Advisory Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Investment Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on December 12, 2006, the Investment Advisory Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the board meeting and executive session.

In considering whether to continue the Investment Advisory Agreement, the board reviewed materials provided by the fund's investment advisor (the "Advisor") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds prepared by an independent data provider ("Peer Funds"), supplemental performance and summary information prepared by the Advisor and a legal memorandum outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel from the Advisor. In addition, the board considered information provided from time to time by the Advisor throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's investment objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The directors reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the directors took into account the services provided by the Advisor to its other funds, including those that invest substantially in utility securities and have investment objectives and strategies similar to the fund.

In addition, the board considered the education, background and experience of the Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Advisor's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Advisor, including compliance and accounting services.

After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Advisor are adequate and appropriate.

COHEN & STEERS SELECT UTILITY FUND, INC.

(ii) Investment performance of the fund and the Advisor: The board considered the past investment performance of the fund, including the fund's historical performance, as well as performance compared to Peer Funds and performance compared to appropriate benchmark indices. The board noted that the fund had underperformed versus Peer Funds in total return for the 1-year period, but also noted that the fund has outperformed its blended benchmark and a pure utility benchmark over that same time period and since the fund's inception. Representatives of the Advisor stated that many of the Peer Funds had significantly higher allocations to stocks of telecommunications companies, which the fund does not view within its core mandate and, as a result, the fund's relative performance had been hampered during the period because these stocks had outperformed traditional utilities investments.

The board also considered the Advisor's performance in managing other funds that invest in utility securities. The board determined that fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the board reviewed the advisory fee rate and administrative fees payable by the fund. As part of their analysis, the board gave substantial consideration to the comparative fee and expense ratio analyses provided by the independent data provider. The board noted that the advisory fee was above the Peer Fund median, but also considered that the fund's expense ratio was at and below the Peer Fund median, on a gross and net basis, respectively. The directors concluded that the fund's expense structure is competitive in the peer group.

The board also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The board considered the level of the Advisor's profits and whether the profits were reasonable for the Advisor. The directors noted that the Advisor was currently waiving fees and/or reimbursing expenses for the fund. The board took into consideration other benefits to be derived by the Advisor in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor receives by allocating the fund's brokerage transactions. The board also considered the fees received by the Advisor under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The board concluded that the profits realized by the Advisor from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board considered that, as a closed-end fund, the fund would not be expected to have inflows of capital that might produce increasing economies of scale. The board determined that, given the fund's closed-end structure, shareholders appropriately benefited from economies of scale.

COHEN & STEERS SELECT UTILITY FUND, INC.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts: As discussed above in (i) and (iii), the board compared both the services rendered and the fees paid under the Investment Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The board was provided with an industry study analyzing differences between funds and institutional accounts and the services and fees associated with each and compared both the services rendered and the fees paid under the Investment Advisory Agreement to the Advisor's other advisory contracts with institutional and other clients. The board acknowledged that differences in fees paid by other clients seemed to be consistent with the differences in services provided and determined that on a comparative basis the fees under the Investment Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

COHEN & STEERS SELECT UTILITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 53	Director and Co-Chairman	2009	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	20	1991	to present

Martin Cohen Age: 58	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	20	1991	to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS SELECT UTILITY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 64	Director	2008	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	20	2001	to present

George Grossman Age: 53	Director	2009	Attorney-at-law.	20	1993	to present

Richard E. Kroon Age: 64	Director	2008	Member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	20	2004	to present

Richard J. Norman Age: 63	Director	2007	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	20	2001	to present

Frank K. Ross Age: 63	Director	2007	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	20	2004	to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS SELECT UTILITY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Willard H. Smith, Jr. Age: 70	Director	2008	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	20	1996	to present

C. Edward Ward, Jr. Age: 60	Director	2009	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	20	2004	to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS SELECT UTILITY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 43	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

William F. Scapell Age: 39	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

Robert Becker Age: 37	Vice President	Senior Vice President of CSCM since 2003. Prior to that, co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.	Since 2003

John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

James Giallanza Age: 40	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 38	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS SELECT UTILITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

  •  Designed for investors seeking maximum
total return, investing primarily in global real
estate securities

  •  Symbol: GRSIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: UTF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell

COHEN & STEERS

SELECT UTILITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$70,030	$79,000
Audit-Related Fees	99,500	21,500
Tax Fees	13,500	12,975
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$65,000	$85,000

These other fees were billed in connection with internal control reviews.

(e)(1)                    The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)                 No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $178,000 and $119,475, respectively.

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.                                              Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

A.                                   Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.                                     Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

C.                                     Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.                                     General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.               The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.               In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.               Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.               In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.               To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.               Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.               C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.                                 General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.                                Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.                                   Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.                                     Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.   C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.                                   Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.                                    Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.                                       creates a blank check preferred stock; or

2.                                       establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.                                      Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.                                      Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.                                    Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.                                Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•                                          Name of the company

•                                          Ticker symbol

•                                          CUSIP number

•                                          Shareholder meeting date

•                                          Brief identification of each matter voted upon

•                                          Whether the matter was proposed by management or a shareholder

•                                          Whether C&S voted on the matter

•                                          If C&S voted, then how C&S voted

•                                          Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.                            Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

•                                          Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•                                          Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•                                          Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

•                                          Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•                                          Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.                                       Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.                                       Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.                                       Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.                        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.                                Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of February 28, 2007, is set forth below.

William F. Scapell	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.
• Vice President

• Portfolio manager since inception

Robert Becker	Senior vice president of C&S. Previously, co-portfolio manager for the Franklin Utilities Fund at Franklin Templeton Investments.
• Vice President

• Portfolio manager since inception

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

William F. Scapell

	Number of accounts	Total assets
• Registered investment companies	9	$11,899,254,000

• Other pooled investment vehicles	3	$159,521,000

• Other accounts	11	$615,832,000

Robert Becker

	Number of accounts	Total assets
• Registered investment companies	4	$4,369,199,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2006:

Dollar Range of Securities Owned
William F. Scapell	None
Robert Becker	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell and the S&P 1500 Utilities Index with respect to Mr. Becker.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT UTILITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: February 28, 2007